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                                  EXHIBIT 99.1





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                     MEDAPHIS CORPORATION AND SUBSIDIARIES
  SUPPLEMENTAL QUARTERLY CONSOLIDATED STATEMENTS OF OPERATIONS (AS RESTATED)
                (unaudited, in thousands except per share data)

                                                               QUARTERLY PERIOD ENDING
                                       ---------------------------------------------------------------------------
                                         MARCH 31,           JUNE 30,          SEPTEMBER 30,          DECEMBER 31,
                                           1995                1995               1995                   1995
                                       --------------      ------------        -------------          -----------
                                                                                                     (As restated)
Revenue                                $110,085            $117,422             $117,789               $118,025

Salaries and wages                       59,456              62,033               62,587                 68,957
Other operating expenses                 26,320              29,796               30,758                 30,785
Depreciation                              2,828               3,088                3,017                  3,122
Amortization                              3,324               3,444                3,553                  3,573
Interest expense, net                     3,728               2,532                2,378                  2,174
Restructuring and other charges          31,750                   -               14,000                  9,200
                                       --------             -------              -------                -------
  Total expenses                        127,406             100,893              116,293                117,811
                                       --------             -------              -------                -------
Income (loss) before income taxes       (17,321)             16,529                1,496                    214
Income taxes                             (9,119)              6,479                1,867                  4,066
                                       --------             -------              -------                -------
  Net income (loss)                      (8,202)             10,050                 (371)                (3,852)

Pro forma adjustments, principally income
  taxes                                  (3,679)               (353)                 594                  1,133
                                       --------             -------              -------                -------
  Pro forma net income (loss)          $(11,881)            $ 9,697              $   223                $(2,719)
                                       ========             =======              =======                =======
Pro forma income (loss) per common
  share                                $  (0.27)            $  0.18              $  0.00                $ (0.05)
                                       ========             =======              =======                =======


Weighted average shares outstanding      43,812              53,141               52,299                 50,730
                                       ========             =======              =======                =======

Notes: 1

          The accompanying unaudited supplemental quarterly consolidated statements of operations (as restated) are included for information purposes only. For additional information, the reader may wish to refer to the Company's Current Report on Form 8-K/A dated June 29, 1996 filed on November 14, 1996, the Company's Current Report on Form 8-K/A-2 dated June 29, 1996 filed on January 10, 1997, the Company's Quarterly Report on Form 10-Q for the quarterly period ended
          September 30, 1996 filed on November 14, 1996, the Company's
          Current Report on Form 8-K/A dated March 13, 1996 filed on January 10, 1997, the Company's Current Report on Form 8-K/A dated April 3, 1996 filed on January 10, 1997, the Company's Current Report on Form 8-K/A dated May 6, 1996 filed on January 10, 1997, the Company's Current Report on Form 8-K/A dated May 29, 1996 filed on January 10, 1997, the Company's Current Report on Form 8-K/A dated June 29, 1996 filed on January 10, 1997, the Company's Quarterly Report on Form 10-Q/A for the quarterly period ended March 31, 1996 filed on January 10, 1997, the Company's Quarterly Report on Form 10-Q/A for the quarterly period ended June 30, 1996 filed on January 10, 1997 and the Company's
          Annual Report on Form 10-K/A for the fiscal year ended December 31, 1995 filed on January 10, 1997.

       2 The Company has restated its unaudited supplemental quarterly consolidated statements of operations for the three months ended December 31, 1995. The restatement results primarily from a software licensing agreement entered into by Imonics Corporation, a wholly owned subsidiary of the Company, in December 1995 for which the Company recognized associated license fee revenue in 1995.
          Subsequent to the issuance of the Company's 1995 unaudited supplemental quarterly consolidated statements of operations in the Company's Current Report on Form 8-K dated February 8, 1996, management discovered unauthorized correspondence which created a contingency for the license fee payable under this agreement. Such contingency precluded recognition of license fee revenue in 1995 associated with the agreement. The previously recognized license fee revenue and certain other adjustments, previously considered immaterial and not recorded, are included as part of the restatement adjustments to the Company's previously reported results of operations and financial position. The significant effects of the restatement are as follows:

                                                            As Previously          As
                                                               Reported         Restated
                                                            -------------       --------
          For the three months ended December 31, 1995:
          Revenue. . . . . . . . . . . . . . . . . . . . .    $ 122,451         $118,025
          Salaries and wages . . . . . . . . . . . . . . .       66,914           68,957
          Other operating expenses . . . . . . . . . . . .       29,355           30,785
          Income before income taxes . . . . . . . . . . .        8,754              214
          Net income (loss). . . . . . . . . . . . . . . .        1,272           (3,852)
          Pro forma net income (loss). . . . . . . . . . .        2,405           (2,719)
          Pro forma net income (loss) per common share . .          .05             (.05)

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